UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 28, 2019

CISION LTD.

(Exact Name of Registrant as Specified in Charter)

Cayman Islands (State or Other Jurisdiction of Incorporation)	000-38140 (Commission File Number)	N/A (IRS Employer Identification No.)

130 East Randolph Street, 7th Floor Chicago, Illinois (Address of Principal Executive Offices)	60601 (Zip Code)

Registrant’s telephone number, including area code: (866) 639-5087

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13c-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary shares, par value $0.0001 per share	CISN	New York Stock Exchange

Item 5.02         Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As described under Item 5.07 below, the Cision Ltd. 2017 Omnibus Incentive Plan, as amended and restated effective July 24, 2019 (the “Plan”), was approved by the shareholders of Cision Ltd. (the “Company”) on August 28, 2019. The amendments to the Plan increased the number of ordinary shares authorized for issuance under the Plan from 6,100,000 to 9,100,000. A copy of the Plan is attached hereto as exhibit 10.1 and incorporated by reference herein.

Item 5.07       Submission of Matters to a Vote of Security Holders.

On August 28, 2019, the Company held its 2019 Annual General Meeting of Shareholders. Holders representing 125,264,024 ordinary shares of a total of 148,384,467 ordinary shares outstanding as of the record date were present at the meeting in person or by proxy. Votes were cast as follows:

		For	Against	Abstain	Broker Non-Votes

1.	Election of Class II Directors
	Kevin Akeroyd	122,995,844	1,966,800	114,350	187,030
	Susan Vobejda	124,782,074	178,483	116,437	187,030
	Stuart J. Yarbrough	124,363,034	597,523	116,437	187,030

2.	To ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the year ending December 31, 2019.	124,551,231	80,249	632,544	—

3.	To approve, on an advisory basis, the compensation of the Company’s named executive officers for the year ending December 31, 2018.	123,858,400	1,101,164	117,430	187,030

		1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
4.	To approve, on an advisory basis, the frequency of future advisory votes on the compensation of the Company’s named executive officers.	123,744,875	1,000	1,222,030	109,089	187,030

		For	Against	Abstain	Broker Non-Votes

5.	To approve the Cision Ltd. 2017 Omnibus Incentive Plan (as amended and restated effective July 24, 2019).	123,642,003	1,316,735	118,256	187,030

6.	To approve the Cision Ltd. 2018 Employee Stock Purchase Plan.	124,948,951	117,774	10,269	187,030

Consistent with the recommendation of the Board and the vote of shareholders, the Company will hold future advisory votes on named executive officer compensation on an annual basis.

Item 9.01       Financial Statements and Exhibits.

(d)       Exhibits

Exhibit Number	Description
10.1	Cision Ltd. 2017 Omnibus Incentive Plan (As amended and restated effective July 24, 2019)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 30, 2019

CISION LTD.

By:	/s/ Jack Pearlstein
Name: Jack Pearlstein
Title: Chief Financial Officer